INDEMNIFICATION AGREEMENT

        THIS AGREEMENT is made and entered into as of this 2nd day of June, 1993, by and between Transeastern Properties of South Florida, Inc., a Florida corporation (the "Company"), and ________________, a director of the Company (the "Indemnitee").

                                   BACKGROUND

        A. Article Seven of the Amended and Restated Articles of Incorporation of the Company permits the Company to indemnify directors of the Company under certain circumstances in accordance with the provisions of the Florida Business Corporation Act, as the same exists or may hereafter be amended (the "Act").

        B. The parties desire to memorialize herein the Company's agreement to indemnify Indemnitee against certain expenses, and, in addition, to set forth certain covenants and agreements with respect to the obligations of the Company to indemnify Indemnitee.

                                    AGREEMENT

        For and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


        1. DEFINITIONS. The following capitalized terms are used in this Agreement with the meaning thereafter ascribed:

        (a) "Corporation" means the Company, and any domestic or foreign entity that is the successor entity to the Company by merger, combination, consolidation, or other transaction in which the separate existence of the Company ceases.

        (b) "Director" or "director" means an individual who is or was a director of the Corporation, or an individual who while a director of the Corporation is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another corporation (including any subsidiary of the Corporation), partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise. A Director is considered to be serving an employee benefit plan at the Corporation's request if such Director's duties to the Corporation also impose duties on, or otherwise involve services by, such Director to the participants in or beneficiaries of the plan. The term "Director" or "director" includes, unless the context requires otherwise, the estate or personal representative of a Director. For the purposes of this Agreement, Indemnitee serves as a Director of each of the subsidiaries of the Company at the request of the Company.

        (c) "Expenses" includes attorneys' fees and other expenses actually and reasonably incurred (i) by a Party in connection with the defense or settlement of a Proceeding or (ii) by a Director in connection with a Proceeding for which such Director is subpoenaed to appear as a witness.

        (d) "Indemnifiable Expenses" means all Expenses, Liabilities, and losses (including attorneys' fees, judgments, penalties, fines, and amounts paid or to be paid in any settlement approved in advance by the Corporation, such approval not to be unreasonably withheld) actually and reasonably incurred or suffered by Indemnitee in connection with a Proceeding, whether as a Party to the Proceeding or as a witness who has been subpoenaed to appear at the Proceeding.

        (e) "Interim Expenses" means Indemnifiable Expenses incurred by Indemnitee in connection with any Proceeding to which Indemnitee is a Party in advance of the final disposition thereof.

        (f) "Liability" or "Liabilities" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable Expenses incurred with respect to a Proceeding.

        (g) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a Proceeding by reason of the fact that such individual is or was a Director or an officer of the Corporation.

        (h) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, whether formal or informal, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding, whether formal or informal.

        (i) "Special Legal Counsel" means a law firm, an attorney or a member of a law firm, that is experienced in matters of corporate law and neither currently is, nor in the past five (5) years has been, retained to represent (i) either the Corporation or Indemnitee in any matter material to either party, or
(ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. The term "Special Legal Counsel" shall not include any person who, under the applicable standards of professional conduct prevailing at the time of the representation, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under the provisions of the Corporation's Articles of Incorporation, Bylaws, or any agreement upon which Indemnitee relies to establish Indemnitee's right to indemnification or advancement of expenses.

        2. INDEMNIFICATION. Subject to authorization pursuant to Section 5 hereof, the Corporation shall indemnify Indemnitee against all Indemnifiable Expenses incurred by Indemnitee in connection with any Proceeding in which Indemnitee was, is, or is threatened to be:

        (a) made a party because Indemnitee is or was a Director or officer of the Corporation IF (i) Indemnitee acted in a manner Indemnitee reasonably believed in good faith to be in, or not opposed to, the best interests of the Corporation, and (ii) in the case of any criminal Proceeding, Indemnitee had no reasonable cause to believe Indemnitee's conduct was unlawful, or

        (b) subpoenaed to appear as a non-party witness.

        3. EXCLUSIONS. The Corporation shall not be obligated under this Agreement to indemnify Indemnitee in connection with any Proceeding in which:

        (a) a judgment or other final adjudication establishes that the acts or omissions to act of Indemnitee were material to the cause of action and constitute:

        (i) a violation of the criminal law, unless Indemnitee had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

        (ii) a transaction from which Indemnitee derived an improper personal benefit;

        (iii) a transaction in which the liability provisions of Section
607.0834 of the Act are applicable;

        (iv) willful misconduct or conscious disregard for the interests of the Corporation liable to the Corporation, but only if the Proceeding is by or in the right of the Corporation or by or in the right of a shareholder;

        (b) Indemnitee receives payment from an insurance policy, provided that the Corporation shall remain obligated to Indemnitee hereunder for all Indemnifiable Expenses in excess of the payment received from such insurance policy; or

        (c) Indemnitee receives payment from the Corporation other than pursuant to this Agreement, provided that the Corporation shall remain obligated to Indemnitee hereunder for all Indemnifiable Expenses in excess of such payment from the Corporation.

        4. MANDATORY INDEMNIFICATION FOR SUCCESSFUL PARTY. To the extent that Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding to which Indemnitee was a Party, or in defense of any claim, issue, or matter therein, because Indemnitee is or was a Director of the Corporation, the Corporation shall indemnify the Indemnitee against all Indemnifiable Expenses actually and reasonably incurred by Indemnitee, including all expenses incurred by Indemnitee in connection with establishing Indemnitee's right to indemnification pursuant to this Section 4, in whole or in part, subject only to the exclusions in Sections 3(b) and 3(c) hereof.

        5. AUTHORIZATION AND DETERMINATION OF INDEMNIFICATION.

        (a) Except with respect to mandatory indemnification pursuant to Section 4 hereof, and except as may be ordered by a court, the Corporation shall not be obligated to indemnify Indemnitee under Section 2(a) hereof unless and until (i) Indemnitee delivers a written demand to the Corporation pursuant to Section 7 hereof and (ii) the Corporation makes a determination in the manner set forth in
Section 5(b) below, that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Section 2(a) hereof (the "Standard of Conduct"). For purposes of such determination, the termination of a Proceeding by judgment, order, settlement, or conviction, or upon a plea of NOLO CONTENDERE or its equivalent is not, of itself, determinative that the Indemnitee did not meet the Standard of Conduct. Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after of all appeals therefrom.

        (b) The determination as to whether Indemnitee met the Standard of Conduct shall be made within forty-five (45) days from the date the written demand of the Indemnitee pursuant to Section 7 hereof is received by the Corporation and shall be made by:

                (i) The Board of Directors of the Corporation, by majority vote of a quorum consisting of Directors not at the time Parties to the Proceeding or, if such a quorum cannot be obtained, then by majority vote of a committee duly designated by the Board of Directors (in which designation Directors who are Parties may participate), consisting solely of two (2) or more Directors not at the time Parties to the Proceeding; or

                (ii) By Special Legal Counsel to the Corporation, which Special Legal Counsel is selected by the Board of Directors or its committee in the manner prescribed by subparagraph (i) above or, if such a quorum cannot be obtained and such a committee cannot be designated, then Special Legal Counsel shall be selected by majority vote of the full Board of Directors (in which selection Directors who are Parties may participate); or

                (iii) The shareholders of the Corporation holding a majority of votes of voting securities, provided that shares of voting securities owned by or voted under the control of Directors who are at the time Parties to a Proceeding shall be excluded from the vote with respect to the determination.

        (c) The Corporation shall not be obligated to indemnify Indemnitee under
Section 2(b) hereof, unless (i) Indemnitee has delivered a written demand to the Corporation pursuant to Section 7 hereof and (ii) Indemnitee is, at the time, not a named Party to a Proceeding. The Corporation may require Indemnitee to comply with the provisions of Section 6 hereof as a condition precedent to the payment of Indemnifiable Expenses.

        (d) Evaluation as to reasonableness of Indemnifiable Expenses or Expenses shall be made in the same manner as the determination that the Indemnitee has met the applicable Standard of Conduct, except that if the determination that the Indemnitee has met the applicable Standard of Conduct is made by Special Legal Counsel, evaluation as to reasonableness of Indemnifiable Expenses or Expenses shall be made by those entitled under paragraph (ii) of
Section 5(b) to select such Special Legal Counsel.

        6. INTERIM EXPENSES. The Corporation shall advance Interim Expenses incurred by Indemnitee if:

        (a) Indemnitee furnishes the Corporation with a written affirmation of Indemnitee's good faith belief that Indemnitee has met the applicable Standard of Conduct; and

        (b) Indemnitee furnishes the Corporation with a written undertaking, executed personally or on Indemnitee's behalf in substantially the form attached hereto as Annex I, to repay any amounts advanced under this Section if it is ultimately determined that Indemnitee has not met the Standard of Conduct or if it is ultimately determined that indemnification of the Indemnitee against such Interim Expenses is prohibited by the Act. The written undertaking required herein must be an unlimited general obligation of the Indemnitee but need not be secured and may be accepted without reference to financial ability to make repayment.

        7. PROCEDURE FOR MAKING DEMAND. If the Indemnitee is entitled to make a claim for indemnification pursuant to Section 2 of this Agreement, the Indemnitee shall deliver to the Corporation the Indemnitee's written request for payment of Indemnifiable Expenses (which written request shall include, in the case of a request for Interim Expenses, the written affirmation and undertaking of Indemnitee referred to in Section 5 hereof).

        8. PAYMENT OF INDEMNIFIABLE EXPENSES. Within fifteen (15) days after the determination pursuant to Section 5 that Indemnitee met the Standard of Conduct, the Corporation shall deliver to Indemnitee either (a) payment of such indemnification or (b) written notice by the Corporation that the Corporation has determined that the Indemnitee is not entitled to indemnification. If the Indemnitee has not received either the payment or the written determination from the Corporation within sixty (60) days after receipt by the Corporation of such written request, the Indemnitee may, but need not, at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall also be entitled to be paid for the expense (including attorneys' fees) of bringing such action.

        9. EFFECT OF CHANGES IN LAW OR CORPORATE DOCUMENTS. No changes in the Act and no amendment to the Corporation's Articles of Incorporation or Bylaws after the date hereof shall have the effect of limiting or eliminating the indemnification available under this Agreement. If, after the date of this Agreement, any change in any applicable law, statute, or rule expands the power of the Corporation to indemnify a Director, the Indemnitee's rights and the Corporation's obligations under this Agreement shall be expanded, without any action by Indemnitee or the Corporation, to include such change. If any change in any applicable law, statute, or rule narrows the right of the Corporation to indemnify a Director, such change, except to the extent otherwise required by law, shall have no effect on this Agreement or the parties' rights or obligations hereunder.

        10. INDEMNITEE'S OBLIGATIONS. The Indemnitee shall promptly advise the Corporation in writing of the institution of any Proceeding which is or may be subject to this Agreement, and shall keep the Corporation generally informed of and shall consult with the Corporation with respect to, the status of any such Proceeding. Notices to the Corporation shall be sent to: Transeastern Properties of South Florida, Inc.,7522 Wiles Road, Suite 203, Coral Springs, Florida 33067,
Attention: President (or such other address as the Corporation shall designate in writing to the Indemnitee). Notices shall be deemed received five (5) days after the date postmarked if sent by United States mail, postage prepaid and properly addressed. In the event of payment by the Corporation to the Indemnitee under this Agreement, the Indemnitee agrees that the Corporation shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, and the Indemnitee agrees to execute all papers required and to do everything necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights. In addition, Indemnitee agrees to give the Corporation such information and cooperation as the Corporation may reasonably require and as shall be within Indemnitee's power regarding any Proceeding which is or may be subject to this Agreement.

        11. SUCCESSORS. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs, and legal representatives of the parties hereto.

        12. CONTRACT RIGHTS NOT EXCLUSIVE. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, the Articles of Incorporation or Bylaws of the Corporation, or any agreement, vote of stockholders or disinterested directors, or otherwise. The rights granted in this Agreement supersede any similar right granted under any previous written agreement between the Corporation and Indemnitee with respect to the subject matter hereof.

        13. AMENDMENT, MODIFICATION AND WAIVER. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

        14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, irrespective of the choice of law provisions thereof.

        15. CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

        16. SEVERABILITY. Should any provision of this Agreement, or any clause hereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties. To the extent permitted by law, the parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

        17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                       [SIGNATURES CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as the day and year first written above.


                                       TRANSEASTERN PROPERTIES OF
                                       SOUTH FLORIDA, INC.


                                       By:________________________________
                                       Title:_____________________________
[CORPORATE SEAL]

Attest:


______________________________
____________________, Secretary



                                         SERIES A DIRECTOR






                                         By:________________________________

                                     Annex I
                                       to
                            Indemnification Agreement


                          FORM OF UNDERTAKING AGREEMENT

        This AGREEMENT is made on ____________________, between Transeastern Properties of South Florida, Inc., a Florida corporation (the "Corporation"), and ____________, a member of the Board of Directors of the Corporation ("Indemnitee").

        WHEREAS, Indemnitee has become involved in investigations, claims, actions, suits, or proceedings which have arisen as a result of Indemnitee's service to the Corporation; and

        WHEREAS, Indemnitee desires that the Corporation pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits, or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

        WHEREAS, the Corporation is willing to make such payments but, in accordance with Section 607.0850 of the Florida Business Corporation Act (the "Act"), the Corporation may make such payments only if it receives an undertaking to repay from Indemnitee; and

        WHEREAS, Indemnitee is willing to give such an undertaking.

        NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

        1. Indemnitee affirms his good faith belief that he has met the Standard of Conduct necessary for indemnification as defined in Section 5(a) of the Indemnification Agreement between the Corporation and Indemnitee (the "Indemnification Agreement").

        2. In regard to any payments made by the Corporation to Indemnitee pursuant to the terms of the Indemnification Agreement or pursuant to Article ____ of the Bylaws of the Corporation, Indemnitee undertakes and agrees to repay to the Corporation any and all amounts so paid promptly and in any event within thirty (30) days after (a) any determination made pursuant to Section 5 of the Indemnification Agreement that the Indemnitee has not met the applicable Standard of Conduct defined therein or (b) any final determination that Indemnitee is not entitled to indemnification hereunder or pursuant to the Bylaws or pursuant to the Act.

        3. This Agreement shall not affect in any manner the rights which Indemnitee may have against the Corporation, any insurer or any other person to seek indemnification for or reimbursement of (a) any expenses referred to herein or (b) any judgment which may be rendered in any litigation or proceeding.



                                Annex I - Page 1

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                 TRANSEASTERN PROPERTIES OF
                                 SOUTH FLORIDA, INC.


                                 By:___________________________________
                                 Title:________________________________



                                 SERIES A DIRECTOR

                                 _______________________________________

                                Annex I - Page 2

                            INDEMNIFICATION AGREEMENT

        THIS AGREEMENT is made and entered into as of this 2nd day of June, 1993, by and between Transeastern Properties of South Florida, Inc., a Florida corporation (the "Company"), and EDWARD W. FALCONE, a director of the Company (the "Indemnitee").

                                   BACKGROUND

        A. Article Seven of the Amended and Restated Articles of Incorporation of the Company permits the Company to indemnify directors of the Company under certain circumstances in accordance with the provisions of the Florida Business Corporation Act, as the same exists or may hereafter be amended (the "Act").

        B. The parties desire to memorialize herein the Company's agreement to indemnify Indemnitee against certain expenses, and, in addition, to set forth certain covenants and agreements with respect to the obligations of the Company to indemnify Indemnitee.

                                    AGREEMENT

        For and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        18. DEFINITIONS. The following capitalized terms are used in this Agreement with the meaning thereafter ascribed:

        (a) "Corporation" means the Company, and any domestic or foreign entity that is the successor entity to the Company by merger, combination, consolidation, or other transaction in which the separate existence of the Company ceases.

        (b) "Director" or "director" means an individual who is or was a director of the Corporation, or an individual who while a director of the Corporation is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another corporation (including any subsidiary of the Corporation), partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise. A Director is considered to be serving an employee benefit plan at the Corporation's request if such Director's duties to the Corporation also impose duties on, or otherwise involve services by, such Director to the participants in or beneficiaries of the plan. The term "Director" or "director" includes, unless the context requires otherwise, the estate or personal representative of a Director. For the purposes of this Agreement, Indemnitee serves as a Director of each of the subsidiaries of the Company at the request of the Company.

        (c) "Expenses" includes attorneys' fees and other expenses actually and reasonably incurred (i) by a Party in connection with the defense or settlement of a Proceeding or (ii) by a Director in connection with a Proceeding for which such Director is subpoenaed to appear as a witness.

        (d) "Indemnifiable Expenses" means all Expenses, Liabilities, and losses (including attorneys' fees, judgments, penalties, fines, and amounts paid or to be paid in any settlement approved in advance by the Corporation, such approval not to be unreasonably withheld) actually and reasonably incurred or suffered by Indemnitee in connection with a Proceeding, whether as a Party to the Proceeding or as a witness who has been subpoenaed to appear at the Proceeding.

        (e) "Interim Expenses" means Indemnifiable Expenses incurred by Indemnitee in connection with any Proceeding to which Indemnitee is a Party in advance of the final disposition thereof.

        (f) "Liability" or "Liabilities" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable Expenses incurred with respect to a Proceeding.

        (g) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a Proceeding by reason of the fact that such individual is or was a Director or an officer of the Corporation.

        (h) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, whether formal or informal, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding, whether formal or informal.

        (i) "Special Legal Counsel" means a law firm, an attorney or a member of a law firm, that is experienced in matters of corporate law and neither currently is, nor in the past five (5) years has been, retained to represent (i) either the Corporation or Indemnitee in any matter material to either party, or
(ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. The term "Special Legal Counsel" shall not include any person who, under the applicable standards of professional conduct prevailing at the time of the representation, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under the provisions of the Corporation's Articles of Incorporation, Bylaws, or any agreement upon which Indemnitee relies to establish Indemnitee's right to indemnification or advancement of expenses.

        19. INDEMNIFICATION. Subject to authorization pursuant to Section 5 hereof, the Corporation shall indemnify Indemnitee against all Indemnifiable Expenses incurred by Indemnitee in connection with any Proceeding in which Indemnitee was, is, or is threatened to be:

        (a) made a party because Indemnitee is or was a Director or officer of the Corporation IF (i) Indemnitee acted in a manner Indemnitee reasonably believed in good faith to be in, or not opposed to, the best interests of the Corporation, and (ii) in the case of any criminal Proceeding, Indemnitee had no reasonable cause to believe Indemnitee's conduct was unlawful, or

        (b) subpoenaed to appear as a non-party witness.

        20. EXCLUSIONS. The Corporation shall not be obligated under this Agreement to indemnify Indemnitee in connection with any Proceeding in which:

        (a) a judgment or other final adjudication establishes that the acts or omissions to act of Indemnitee were material to the cause of action and constitute:

                (i) a violation of the criminal law, unless Indemnitee had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

                (ii) a transaction from which Indemnitee derived an improper personal benefit;

                (iii) a transaction in which the liability provisions of Section
        607.0834 of the Act are applicable;

                (iv) willful misconduct or conscious disregard for the interests of the Corporation liable to the Corporation, but only if the Proceeding is by or in the right of the Corporation or by or in the right of a shareholder;

        (b) Indemnitee receives payment from an insurance policy, provided that the Corporation shall remain obligated to Indemnitee hereunder for all Indemnifiable Expenses in excess of the payment received from such insurance policy; or

        (c) Indemnitee receives payment from the Corporation other than pursuant to this Agreement, provided that the Corporation shall remain obligated to Indemnitee hereunder for all Indemnifiable Expenses in excess of such payment from the Corporation.

        21. MANDATORY INDEMNIFICATION FOR SUCCESSFUL PARTY. To the extent that Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding to which Indemnitee was a Party, or in defense of any claim, issue, or matter therein, because Indemnitee is or was a Director of the Corporation, the Corporation shall indemnify the Indemnitee against all Indemnifiable Expenses actually and reasonably incurred by Indemnitee, including all expenses incurred by Indemnitee in connection with establishing Indemnitee's right to indemnification pursuant to this Section 4, in whole or in part, subject only to the exclusions in Sections 3(b) and 3(c) hereof.

        22. AUTHORIZATION AND DETERMINATION OF INDEMNIFICATION.

        (a) Except with respect to mandatory indemnification pursuant to Section 4 hereof, and except as may be ordered by a court, the Corporation shall not be obligated to indemnify Indemnitee under Section 2(a) hereof unless and until (i) Indemnitee delivers a written demand to the Corporation pursuant to Section 7 hereof and (ii) the Corporation makes a determination in the manner set forth in
Section 5(b) below, that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Section 2(a) hereof (the "Standard of Conduct"). For purposes of such determination, the termination of a Proceeding by judgment, order, settlement, or conviction, or upon a plea of NOLO CONTENDERE or its equivalent is not, of itself, determinative that the Indemnitee did not meet the Standard of Conduct. Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after of all appeals therefrom.

        (b) The determination as to whether Indemnitee met the Standard of Conduct shall be made within forty-five (45) days from the date the written demand of the Indemnitee pursuant to Section 7 hereof is received by the Corporation and shall be made by:

                (i) The Board of Directors of the Corporation, by majority vote of a quorum consisting of Directors not at the time Parties to the Proceeding or, if such a quorum cannot be obtained, then by majority vote of a committee duly designated by the Board of Directors (in which designation Directors who are Parties may participate), consisting solely of two (2) or more Directors not at the time Parties to the Proceeding; or

                (ii) By Special Legal Counsel to the Corporation, which Special Legal Counsel is selected by the Board of Directors or its committee in the manner prescribed by subparagraph (i) above or, if such a quorum cannot be obtained and such a committee cannot be designated, then Special Legal Counsel shall be selected by majority vote of the full Board of Directors (in which selection Directors who are Parties may participate); or

                (iii) The shareholders of the Corporation holding a majority of votes of voting securities, provided that shares of voting securities owned by or voted under the control of Directors who are at the time Parties to a Proceeding shall be excluded from the vote with respect to the determination.

        (c) The Corporation shall not be obligated to indemnify Indemnitee under
Section 2(b) hereof, unless (i) Indemnitee has delivered a written demand to the Corporation pursuant to Section 7 hereof and (ii) Indemnitee is, at the time, not a named Party to a Proceeding. The Corporation may require Indemnitee to comply with the provisions of Section 6 hereof as a condition precedent to the payment of Indemnifiable Expenses.

        (d) Evaluation as to reasonableness of Indemnifiable Expenses or Expenses shall be made in the same manner as the determination that the Indemnitee has met the applicable Standard of Conduct, except that if the determination that the Indemnitee has met the applicable Standard of Conduct is made by Special Legal Counsel, evaluation as to reasonableness of Indemnifiable Expenses or Expenses shall be made by those entitled under paragraph (ii) of
Section 5(b) to select such Special Legal Counsel.

        23. INTERIM EXPENSES. The Corporation shall advance Interim Expenses incurred by Indemnitee if:

        (a) Indemnitee furnishes the Corporation with a written affirmation of Indemnitee's good faith belief that Indemnitee has met the applicable Standard of Conduct; and

        (b) Indemnitee furnishes the Corporation with a written undertaking, executed personally or on Indemnitee's behalf in substantially the form attached hereto as Annex I, to repay any amounts advanced under this Section if it is ultimately determined that Indemnitee has not met the Standard of Conduct or if it is ultimately determined that indemnification of the Indemnitee against such Interim Expenses is prohibited by the Act. The written undertaking required herein must be an unlimited general obligation of the Indemnitee but need not be secured and may be accepted without reference to financial ability to make repayment.

        24. PROCEDURE FOR MAKING DEMAND. If the Indemnitee is entitled to make a claim for indemnification pursuant to Section 2 of this Agreement, the Indemnitee shall deliver to the Corporation the Indemnitee's written request for payment of Indemnifiable Expenses (which written request shall include, in the case of a request for Interim Expenses, the written affirmation and undertaking of Indemnitee referred to in Section 5 hereof).

        25. PAYMENT OF INDEMNIFIABLE EXPENSES. Within fifteen (15) days after the determination pursuant to Section 5 that Indemnitee met the Standard of Conduct, the Corporation shall deliver to Indemnitee either (a) payment of such indemnification or (b) written notice by the Corporation that the

Corporation has determined that the Indemnitee is not entitled to indemnification. If the Indemnitee has not received either the payment or the written determination from the Corporation within sixty (60) days after receipt by the Corporation of such written request, the Indemnitee may, but need not, at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall also be entitled to be paid for the expense (including attorneys' fees) of bringing such action.

        26. EFFECT OF CHANGES IN LAW OR CORPORATE DOCUMENTS. No changes in the Act and no amendment to the Corporation's Articles of Incorporation or Bylaws after the date hereof shall have the effect of limiting or eliminating the indemnification available under this Agreement. If, after the date of this Agreement, any change in any applicable law, statute, or rule expands the power of the Corporation to indemnify a Director, the Indemnitee's rights and the Corporation's obligations under this Agreement shall be expanded, without any action by Indemnitee or the Corporation, to include such change. If any change in any applicable law, statute, or rule narrows the right of the Corporation to indemnify a Director, such change, except to the extent otherwise required by law, shall have no effect on this Agreement or the parties' rights or obligations hereunder.

        27. INDEMNITEE'S OBLIGATIONS. The Indemnitee shall promptly advise the Corporation in writing of the institution of any Proceeding which is or may be subject to this Agreement, and shall keep the Corporation generally informed of and shall consult with the Corporation with respect to, the status of any such Proceeding. Notices to the Corporation shall be sent to: Transeastern Properties of South Florida, Inc.,7522 Wiles Road, Suite 203, Coral Springs, Florida 33067,
Attention: President (or such other address as the Corporation shall designate in writing to the Indemnitee). Notices shall be deemed received five (5) days after the date postmarked if sent by United States mail, postage prepaid and properly addressed. In the event of payment by the Corporation to the Indemnitee under this Agreement, the Indemnitee agrees that the Corporation shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, and the Indemnitee agrees to execute all papers required and to do everything necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights. In addition, Indemnitee agrees to give the Corporation such information and cooperation as the Corporation may reasonably require and as shall be within Indemnitee's power regarding any Proceeding which is or may be subject to this Agreement.

        28. SUCCESSORS. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs, and legal representatives of the parties hereto.

        29. CONTRACT RIGHTS NOT EXCLUSIVE. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, the Articles of Incorporation or Bylaws of the Corporation, or any agreement, vote of stockholders or disinterested directors, or otherwise. The rights granted in this Agreement supersede any similar right granted under any previous written agreement between the Corporation and Indemnitee with respect to the subject matter hereof.

        30. AMENDMENT, MODIFICATION AND WAIVER. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

        31. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, irrespective of the choice of law provisions thereof.

        32. CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

        33. SEVERABILITY. Should any provision of this Agreement, or any clause hereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties. To the extent permitted by law, the parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

        34. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                       [SIGNATURES CONTINUED ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties have executed this Agreement as the day and year first written above.


                                               TRANSEASTERN PROPERTIES OF
                                               SOUTH FLORIDA, INC.


                                               By:___________________________
                                               Title:________________________

[CORPORATE SEAL]

Attest:

______________________________

___________________________, Secretary






                                                 ________________________(SEAL)
                                                 Edward W. Falcone

                                     Annex I
                                       to
                            Indemnification Agreement


                          FORM OF UNDERTAKING AGREEMENT

        This AGREEMENT is made on _____________________, between Transeastern Properties of South Florida, Inc., a Florida corporation (the "Corporation"), and EDWARD W. FALCONE, a member of the Board of Directors of the Corporation ("Indemnitee").

        WHEREAS, Indemnitee has become involved in investigations, claims, actions, suits, or proceedings which have arisen as a result of Indemnitee's service to the Corporation; and

        WHEREAS, Indemnitee desires that the Corporation pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits, or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

        WHEREAS, the Corporation is willing to make such payments but, in accordance with Section 607.0850 of the Florida Business Corporation Act (the "Act"), the Corporation may make such payments only if it receives an undertaking to repay from Indemnitee; and

        WHEREAS, Indemnitee is willing to give such an undertaking.

        NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

        1. Indemnitee affirms his good faith belief that he has met the Standard of Conduct necessary for indemnification as defined in Section 5(a) of the Indemnification Agreement between the Corporation and Indemnitee (the "Indemnification Agreement").

        2. In regard to any payments made by the Corporation to Indemnitee pursuant to the terms of the Indemnification Agreement or pursuant to Article ____ of the Bylaws of the Corporation, Indemnitee undertakes and agrees to repay to the Corporation any and all amounts so paid promptly and in any event within thirty (30) days after (a) any determination made pursuant to Section 5 of the Indemnification Agreement that the Indemnitee has not met the applicable Standard of Conduct defined therein or (b) any final determination that Indemnitee is not entitled to indemnification hereunder or pursuant to the Bylaws or pursuant to the Act.

        3. This Agreement shall not affect in any manner the rights which Indemnitee may have against the Corporation, any insurer or any other person to seek indemnification for or reimbursement of (a) any expenses referred to herein or (b) any judgment which may be rendered in any litigation or proceeding.



                                Annex I - Page 1

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                              TRANSEASTERN PROPERTIES OF
                              SOUTH FLORIDA, INC.


                              By:___________________________
                              Title:________________________






                              ______________________________
                              Edward W. Falcone

                                Annex I - Page 2

                            INDEMNIFICATION AGREEMENT

        THIS AGREEMENT is made and entered into as of this 2nd day of June, 1993, by and between Transeastern Properties of South Florida, Inc., a Florida corporation (the "Company"), and ARTHUR J. FALCONE, a director of the Company (the "Indemnitee").

                                   BACKGROUND

        A. Article Seven of the Amended and Restated Articles of Incorporation of the Company permits the Company to indemnify directors of the Company under certain circumstances in accordance with the provisions of the Florida Business Corporation Act, as the same exists or may hereafter be amended (the "Act").

        B. The parties desire to memorialize herein the Company's agreement to indemnify Indemnitee against certain expenses, and, in addition, to set forth certain covenants and agreements with respect to the obligations of the Company to indemnify Indemnitee.

                                    AGREEMENT

        For and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        35. DEFINITIONS. The following capitalized terms are used in this Agreement with the meaning thereafter ascribed:

        (a) "Corporation" means the Company, and any domestic or foreign entity that is the successor entity to the Company by merger, combination, consolidation, or other transaction in which the separate existence of the Company ceases.

        (b) "Director" or "director" means an individual who is or was a director of the Corporation, or an individual who while a director of the Corporation is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another corporation (including any subsidiary of the Corporation), partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise. A Director is considered to be serving an employee benefit plan at the Corporation's request if such Director's duties to the Corporation also impose duties on, or otherwise involve services by, such Director to the participants in or beneficiaries of the plan. The term "Director" or "director" includes, unless the context requires otherwise, the estate or personal representative of a Director. For the purposes of this Agreement, Indemnitee serves as a Director of each of the subsidiaries of the Company at the request of the Company.

        (c) "Expenses" includes attorneys' fees and other expenses actually and reasonably incurred (i) by a Party in connection with the defense or settlement of a Proceeding or (ii) by a Director in connection with a Proceeding for which such Director is subpoenaed to appear as a witness.

        (d) "Indemnifiable Expenses" means all Expenses, Liabilities, and losses (including attorneys' fees, judgments, penalties, fines, and amounts paid or to be paid in any settlement approved in advance by the Corporation, such approval not to be unreasonably withheld) actually and reasonably incurred or suffered by Indemnitee in connection with a Proceeding, whether as a Party to the Proceeding or as a witness who has been subpoenaed to appear at the Proceeding.

        (e) "Interim Expenses" means Indemnifiable Expenses incurred by Indemnitee in connection with any Proceeding to which Indemnitee is a Party in advance of the final disposition thereof.

        (f) "Liability" or "Liabilities" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable Expenses incurred with respect to a Proceeding.

        (g) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a Proceeding by reason of the fact that such individual is or was a Director or an officer of the Corporation.

        (h) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, whether formal or informal, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding, whether formal or informal.

        (i) "Special Legal Counsel" means a law firm, an attorney or a member of a law firm, that is experienced in matters of corporate law and neither currently is, nor in the past five (5) years has been, retained to represent (i) either the Corporation or Indemnitee in any matter material to either party, or
(ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. The term "Special Legal Counsel" shall not include any person who, under the applicable standards of professional conduct prevailing at the time of the representation, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under the provisions of the Corporation's Articles of Incorporation, Bylaws, or any agreement upon which Indemnitee relies to establish Indemnitee's right to indemnification or advancement of expenses.

        36. INDEMNIFICATION. Subject to authorization pursuant to Section 5 hereof, the Corporation shall indemnify Indemnitee against all Indemnifiable Expenses incurred by Indemnitee in connection with any Proceeding in which Indemnitee was, is, or is threatened to be:

        (a) made a party because Indemnitee is or was a Director or officer of the Corporation IF (i) Indemnitee acted in a manner Indemnitee reasonably believed in good faith to be in, or not opposed to, the best interests of the Corporation, and (ii) in the case of any criminal Proceeding, Indemnitee had no reasonable cause to believe Indemnitee's conduct was unlawful, or

        (b) subpoenaed to appear as a non-party witness.

        37. EXCLUSIONS. The Corporation shall not be obligated under this Agreement to indemnify Indemnitee in connection with any Proceeding in which:

        (a) a judgment or other final adjudication establishes that the acts or omissions to act of Indemnitee were material to the cause of action and constitute:

                (i) a violation of the criminal law, unless Indemnitee had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

                (ii) a transaction from which Indemnitee derived an improper personal benefit;

                (iii) a transaction in which the liability provisions of Section
        607.0834 of the Act are applicable;

                (iv) willful misconduct or conscious disregard for the interests of the Corporation liable to the Corporation, but only if the Proceeding is by or in the right of the Corporation or by or in the right of a shareholder;

        (b) Indemnitee receives payment from an insurance policy, provided that the Corporation shall remain obligated to Indemnitee hereunder for all Indemnifiable Expenses in excess of the payment received from such insurance policy; or

        (c) Indemnitee receives payment from the Corporation other than pursuant to this Agreement, provided that the Corporation shall remain obligated to Indemnitee hereunder for all Indemnifiable Expenses in excess of such payment from the Corporation.

        38. MANDATORY INDEMNIFICATION FOR SUCCESSFUL PARTY. To the extent that Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding to which Indemnitee was a Party, or in defense of any claim, issue, or matter therein, because Indemnitee is or was a Director of the Corporation, the Corporation shall indemnify the Indemnitee against all Indemnifiable Expenses actually and reasonably incurred by Indemnitee, including all expenses incurred by Indemnitee in connection with establishing Indemnitee's right to indemnification pursuant to this Section 4, in whole or in part, subject only to the exclusions in Sections 3(b) and 3(c) hereof.

        39. AUTHORIZATION AND DETERMINATION OF INDEMNIFICATION.

        (a) Except with respect to mandatory indemnification pursuant to Section 4 hereof, and except as may be ordered by a court, the Corporation shall not be obligated to indemnify Indemnitee under Section 2(a) hereof unless and until (i) Indemnitee delivers a written demand to the Corporation pursuant to Section 7 hereof and (ii) the Corporation makes a determination in the manner set forth in
Section 5(b) below, that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Section 2(a) hereof (the "Standard of Conduct"). For purposes of such determination, the termination of a Proceeding by judgment, order, settlement, or conviction, or upon a plea of NOLO CONTENDERE or its equivalent is not, of itself, determinative that the Indemnitee did not meet the Standard of Conduct. Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after of all appeals therefrom.

        (b) The determination as to whether Indemnitee met the Standard of Conduct shall be made within forty-five (45) days from the date the written demand of the Indemnitee pursuant to Section 7 hereof is received by the Corporation and shall be made by:

                (i) The Board of Directors of the Corporation, by majority vote of a quorum consisting of Directors not at the time Parties to the Proceeding or, if such a quorum cannot be obtained, then by majority vote of a committee duly designated by the Board of Directors (in which designation Directors who are Parties may participate), consisting solely of two (2) or more Directors not at the time Parties to the Proceeding; or

                (ii) By Special Legal Counsel to the Corporation, which Special Legal Counsel is selected by the Board of Directors or its committee in the manner prescribed by subparagraph (i) above or, if such a quorum cannot be obtained and such a committee cannot be designated, then Special Legal Counsel shall be selected by majority vote of the full Board of Directors (in which selection Directors who are Parties may participate); or

                (iii) The shareholders of the Corporation holding a majority of votes of voting securities, provided that shares of voting securities owned by or voted under the control of Directors who are at the time Parties to a Proceeding shall be excluded from the vote with respect to the determination.

        (c) The Corporation shall not be obligated to indemnify Indemnitee under
Section 2(b) hereof, unless (i) Indemnitee has delivered a written demand to the Corporation pursuant to Section 7 hereof and (ii) Indemnitee is, at the time, not a named Party to a Proceeding. The Corporation may require Indemnitee to comply with the provisions of Section 6 hereof as a condition precedent to the payment of Indemnifiable Expenses.

        (d) Evaluation as to reasonableness of Indemnifiable Expenses or Expenses shall be made in the same manner as the determination that the Indemnitee has met the applicable Standard of Conduct, except that if the determination that the Indemnitee has met the applicable Standard of Conduct is made by Special Legal Counsel, evaluation as to reasonableness of Indemnifiable Expenses or Expenses shall be made by those entitled under paragraph (ii) of
Section 5(b) to select such Special Legal Counsel.

        40. INTERIM EXPENSES. The Corporation shall advance Interim Expenses incurred by Indemnitee if:

        (a) Indemnitee furnishes the Corporation with a written affirmation of Indemnitee's good faith belief that Indemnitee has met the applicable Standard of Conduct; and

        (b) Indemnitee furnishes the Corporation with a written undertaking, executed personally or on Indemnitee's behalf in substantially the form attached hereto as Annex I, to repay any amounts advanced under this Section if it is ultimately determined that Indemnitee has not met the Standard of Conduct or if it is ultimately determined that indemnification of the Indemnitee against such Interim Expenses is prohibited by the Act. The written undertaking required herein must be an unlimited general obligation of the Indemnitee but need not be secured and may be accepted without reference to financial ability to make repayment.

        41. PROCEDURE FOR MAKING DEMAND. If the Indemnitee is entitled to make a claim for indemnification pursuant to Section 2 of this Agreement, the Indemnitee shall deliver to the Corporation the Indemnitee's written request for payment of Indemnifiable Expenses (which written request shall include, in the case of a request for Interim Expenses, the written affirmation and undertaking of Indemnitee referred to in Section 5 hereof).

        42. PAYMENT OF INDEMNIFIABLE EXPENSES. Within fifteen (15) days after the determination pursuant to Section 5 that Indemnitee met the Standard of Conduct, the Corporation shall deliver to Indemnitee either (a) payment of such indemnification or (b) written notice by the Corporation that the Corporation has determined that the Indemnitee is not entitled to indemnification. If the Indemnitee has not received either the payment or the written determination from the Corporation within sixty (60) days after receipt by the Corporation of such written request, the Indemnitee may, but need not, at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall also be entitled to be paid for the expense (including attorneys' fees) of bringing such action.

        43. EFFECT OF CHANGES IN LAW OR CORPORATE DOCUMENTS. No changes in the Act and no amendment to the Corporation's Articles of Incorporation or Bylaws after the date hereof shall have the effect of limiting or eliminating the indemnification available under this Agreement. If, after the date of this Agreement, any change in any applicable law, statute, or rule expands the power of the Corporation to indemnify a Director, the Indemnitee's rights and the Corporation's obligations under this Agreement shall be expanded, without any action by Indemnitee or the Corporation, to include such change. If any change in any applicable law, statute, or rule narrows the right of the Corporation to indemnify a Director, such change, except to the extent otherwise required by law, shall have no effect on this Agreement or the parties' rights or obligations hereunder.

        44. INDEMNITEE'S OBLIGATIONS. The Indemnitee shall promptly advise the Corporation in writing of the institution of any Proceeding which is or may be subject to this Agreement, and shall keep the Corporation generally informed of and shall consult with the Corporation with respect to, the status of any such Proceeding. Notices to the Corporation shall be sent to: Transeastern Properties of South Florida, Inc.,7522 Wiles Road, Suite 203, Coral Springs, Florida 33067,
Attention: President (or such other address as the Corporation shall designate in writing to the Indemnitee). Notices shall be deemed received five (5) days after the date postmarked if sent by United States mail, postage prepaid and properly addressed. In the event of payment by the Corporation to the Indemnitee under this Agreement, the Indemnitee agrees that the Corporation shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, and the Indemnitee agrees to execute all papers required and to do everything necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights. In addition, Indemnitee agrees to give the Corporation such information and cooperation as the Corporation may reasonably require and as shall be within Indemnitee's power regarding any Proceeding which is or may be subject to this Agreement.

        45. SUCCESSORS. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs, and legal representatives of the parties hereto. 46. CONTRACT RIGHTS NOT EXCLUSIVE. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, the Articles of Incorporation or Bylaws of the Corporation, or any agreement, vote of stockholders or disinterested directors, or otherwise. The rights granted in this Agreement supersede any similar right granted under any previous written agreement between the Corporation and Indemnitee with respect to the subject matter hereof.

        47. AMENDMENT, MODIFICATION AND WAIVER. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

        48. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, irrespective of the choice of law provisions thereof.

        49. CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

        50. SEVERABILITY. Should any provision of this Agreement, or any clause hereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties. To the extent permitted by law, the parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

        51. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                       [SIGNATURES CONTINUED ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties have executed this Agreement as the day and year first written above.


                                             TRANSEASTERN PROPERTIES OF
                                             SOUTH FLORIDA, INC.


                                             By:____________________________
                                             Title:_________________________

[CORPORATE SEAL]

Attest:

________________________________
_________________________, Secretary


                                             _____________________________(SEAL)
                                             Arthur J. Falcone

                                     Annex I
                                       to
                            Indemnification Agreement


                          FORM OF UNDERTAKING AGREEMENT

        This AGREEMENT is made on ____________________, between Transeastern Properties of South Florida, Inc., a Florida corporation (the "Corporation"), and ARTHUR J. FALCONE, a member of the Board of Directors of the Corporation ("Indemnitee").

        WHEREAS, Indemnitee has become involved in investigations, claims, actions, suits, or proceedings which have arisen as a result of Indemnitee's service to the Corporation; and

        WHEREAS, Indemnitee desires that the Corporation pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits, or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

        WHEREAS, the Corporation is willing to make such payments but, in accordance with Section 607.0850 of the Florida Business Corporation Act (the "Act"), the Corporation may make such payments only if it receives an undertaking to repay from Indemnitee; and

        WHEREAS, Indemnitee is willing to give such an undertaking.

        NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

        1. Indemnitee affirms his good faith belief that he has met the Standard of Conduct necessary for indemnification as defined in Section 5(a) of the Indemnification Agreement between the Corporation and Indemnitee (the "Indemnification Agreement").

        2. In regard to any payments made by the Corporation to Indemnitee pursuant to the terms of the Indemnification Agreement or pursuant to Article ____ of the Bylaws of the Corporation, Indemnitee undertakes and agrees to repay to the Corporation any and all amounts so paid promptly and in any event within thirty (30) days after (a) any determination made pursuant to Section 5 of the Indemnification Agreement that the Indemnitee has not met the applicable Standard of Conduct defined therein or (b) any final determination that Indemnitee is not entitled to indemnification hereunder or pursuant to the Bylaws or pursuant to the Act.

        3. This Agreement shall not affect in any manner the rights which Indemnitee may have against the Corporation, any insurer or any other person to seek indemnification for or reimbursement of (a) any expenses referred to herein or (b) any judgment which may be rendered in any litigation or proceeding.

                                Annex I - Page 1

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                            TRANSEASTERN PROPERTIES OF
                                            SOUTH FLORIDA, INC.


                                            By:______________________________
                                            Title:___________________________

                                            _________________________________
                                            Arthur J. Falcone

                                Annex I - Page 2

                            INDEMNIFICATION AGREEMENT

        THIS AGREEMENT is made and entered into as of this 2nd day of June, 1993, by and between Transeastern Properties of South Florida, Inc., a Florida corporation (the "Company"), and PHILIP CUCCI, a director of the Company (the "Indemnitee").

                                   BACKGROUND

        A. Article Seven of the Amended and Restated Articles of Incorporation of the Company permits the Company to indemnify directors of the Company under certain circumstances in accordance with the provisions of the Florida Business Corporation Act, as the same exists or may hereafter be amended (the "Act").

        B. The parties desire to memorialize herein the Company's agreement to indemnify Indemnitee against certain expenses, and, in addition, to set forth certain covenants and agreements with respect to the obligations of the Company to indemnify Indemnitee.

                                    AGREEMENT

        For and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        52. DEFINITIONS. The following capitalized terms are used in this Agreement with the meaning thereafter ascribed:

        (a) "Corporation" means the Company, and any domestic or foreign entity that is the successor entity to the Company by merger, combination, consolidation, or other transaction in which the separate existence of the Company ceases.

        (b) "Director" or "director" means an individual who is or was a director of the Corporation, or an individual who while a director of the Corporation is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another corporation (including any subsidiary of the Corporation), partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise. A Director is considered to be serving an employee benefit plan at the Corporation's request if such Director's duties to the Corporation also impose duties on, or otherwise involve services by, such Director to the participants in or beneficiaries of the plan. The term "Director" or "director" includes, unless the context requires otherwise, the estate or personal representative of a Director. For the purposes of this Agreement, Indemnitee serves as a Director of each of the subsidiaries of the Company at the request of the Company.

        (c) "Expenses" includes attorneys' fees and other expenses actually and reasonably incurred (i) by a Party in connection with the defense or settlement of a Proceeding or (ii) by a Director in connection with a Proceeding for which such Director is subpoenaed to appear as a witness.

        (d) "Indemnifiable Expenses" means all Expenses, Liabilities, and losses (including attorneys' fees, judgments, penalties, fines, and amounts paid or to be paid in any settlement approved in advance by the Corporation, such approval not to be unreasonably withheld) actually and reasonably incurred or suffered by Indemnitee in connection with a Proceeding, whether as a Party to the Proceeding or as a witness who has been subpoenaed to appear at the Proceeding.

        (e) "Interim Expenses" means Indemnifiable Expenses incurred by Indemnitee in connection with any Proceeding to which Indemnitee is a Party in advance of the final disposition thereof.

        (f) "Liability" or "Liabilities" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable Expenses incurred with respect to a Proceeding.

        (g) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a Proceeding by reason of the fact that such individual is or was a Director or an officer of the Corporation.

        (h) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, whether formal or informal, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding, whether formal or informal.

        (i) "Special Legal Counsel" means a law firm, an attorney or a member of a law firm, that is experienced in matters of corporate law and neither currently is, nor in the past five (5) years has been, retained to represent (i) either the Corporation or Indemnitee in any matter material to either party, or
(ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. The term "Special Legal Counsel" shall not include any person who, under the applicable standards of professional conduct prevailing at the time of the representation, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under the provisions of the Corporation's Articles of Incorporation, Bylaws, or any agreement upon which Indemnitee relies to establish Indemnitee's right to indemnification or advancement of expenses.

        53. INDEMNIFICATION. Subject to authorization pursuant to Section 5 hereof, the Corporation shall indemnify Indemnitee against all Indemnifiable Expenses incurred by Indemnitee in connection with any Proceeding in which Indemnitee was, is, or is threatened to be:

        (a) made a party because Indemnitee is or was a Director or officer of the Corporation IF (i) Indemnitee acted in a manner Indemnitee reasonably believed in good faith to be in, or not opposed to, the best interests of the Corporation, and (ii) in the case of any criminal Proceeding, Indemnitee had no reasonable cause to believe Indemnitee's conduct was unlawful, or

        (b) subpoenaed to appear as a non-party witness.

        54. EXCLUSIONS. The Corporation shall not be obligated under this Agreement to indemnify Indemnitee in connection with any Proceeding in which:

        (a) a judgment or other final adjudication establishes that the acts or omissions to act of Indemnitee were material to the cause of action and constitute:

                (i) a violation of the criminal law, unless Indemnitee had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

                (ii) a transaction from which Indemnitee derived an improper personal benefit;

                (iii) a transaction in which the liability provisions of Section
        607.0834 of the Act are applicable;

                (iv) willful misconduct or conscious disregard for the interests of the Corporation liable to the Corporation, but only if the Proceeding is by or in the right of the Corporation or by or in the right of a shareholder;

        (b) Indemnitee receives payment from an insurance policy, provided that the Corporation shall remain obligated to Indemnitee hereunder for all Indemnifiable Expenses in excess of the payment received from such insurance policy; or

        (c) Indemnitee receives payment from the Corporation other than pursuant to this Agreement, provided that the Corporation shall remain obligated to Indemnitee hereunder for all Indemnifiable Expenses in excess of such payment from the Corporation.

        55. MANDATORY INDEMNIFICATION FOR SUCCESSFUL PARTY. To the extent that Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding to which Indemnitee was a Party, or in defense of any claim, issue, or matter therein, because Indemnitee is or was a Director of the Corporation, the Corporation shall indemnify the Indemnitee against all Indemnifiable Expenses actually and reasonably incurred by Indemnitee, including all expenses incurred by Indemnitee in connection with establishing Indemnitee's right to indemnification pursuant to this Section 4, in whole or in part, subject only to the exclusions in Sections 3(b) and 3(c) hereof.

        56. AUTHORIZATION AND DETERMINATION OF INDEMNIFICATION.

        (a) Except with respect to mandatory indemnification pursuant to Section 4 hereof, and except as may be ordered by a court, the Corporation shall not be obligated to indemnify Indemnitee under Section 2(a) hereof unless and until (i) Indemnitee delivers a written demand to the Corporation pursuant to Section 7 hereof and (ii) the Corporation makes a determination in the manner set forth in
Section 5(b) below, that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Section 2(a) hereof (the "Standard of Conduct"). For purposes of such determination, the termination of a Proceeding by judgment, order, settlement, or conviction, or upon a plea of NOLO CONTENDERE or its equivalent is not, of itself, determinative that the Indemnitee did not meet the Standard of Conduct. Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after of all appeals therefrom.

        (b) The determination as to whether Indemnitee met the Standard of Conduct shall be made within forty-five (45) days from the date the written demand of the Indemnitee pursuant to Section 7 hereof is received by the Corporation and shall be made by:

                (i) The Board of Directors of the Corporation, by majority vote of a quorum consisting of Directors not at the time Parties to the Proceeding or, if such a quorum cannot be obtained, then by majority vote of a committee duly designated by the Board of Directors (in which designation Directors who are Parties may participate), consisting solely of two (2) or more Directors not at the time Parties to the Proceeding; or

                (ii) By Special Legal Counsel to the Corporation, which Special Legal Counsel is selected by the Board of Directors or its committee in the manner prescribed by subparagraph (i) above or, if such a quorum cannot be obtained and such a committee cannot be designated, then Special Legal Counsel shall be selected by majority vote of the full Board of Directors (in which selection Directors who are Parties may participate); or

                (iii) The shareholders of the Corporation holding a majority of votes of voting securities, provided that shares of voting securities owned by or voted under the control of Directors who are at the time Parties to a Proceeding shall be excluded from the vote with respect to the determination.

        (c) The Corporation shall not be obligated to indemnify Indemnitee under
Section 2(b) hereof, unless (i) Indemnitee has delivered a written demand to the Corporation pursuant to Section 7 hereof and (ii) Indemnitee is, at the time, not a named Party to a Proceeding. The Corporation may require Indemnitee to comply with the provisions of Section 6 hereof as a condition precedent to the payment of Indemnifiable Expenses.

        (d) Evaluation as to reasonableness of Indemnifiable Expenses or Expenses shall be made in the same manner as the determination that the Indemnitee has met the applicable Standard of Conduct, except that if the determination that the Indemnitee has met the applicable Standard of Conduct is made by Special Legal Counsel, evaluation as to reasonableness of Indemnifiable Expenses or Expenses shall be made by those entitled under paragraph (ii) of
Section 5(b) to select such Special Legal Counsel.

        57. INTERIM EXPENSES. The Corporation shall advance Interim Expenses incurred by Indemnitee if:

        (a) Indemnitee furnishes the Corporation with a written affirmation of Indemnitee's good faith belief that Indemnitee has met the applicable Standard of Conduct; and

        (b) Indemnitee furnishes the Corporation with a written undertaking, executed personally or on Indemnitee's behalf in substantially the form attached hereto as Annex I, to repay any amounts advanced under this Section if it is ultimately determined that Indemnitee has not met the Standard of Conduct or if it is ultimately determined that indemnification of the Indemnitee against such Interim Expenses is prohibited by the Act. The written undertaking required herein must be an unlimited general obligation of the Indemnitee but need not be secured and may be accepted without reference to financial ability to make repayment.

        58. PROCEDURE FOR MAKING DEMAND. If the Indemnitee is entitled to make a claim for indemnification pursuant to Section 2 of this Agreement, the Indemnitee shall deliver to the Corporation the Indemnitee's written request for payment of Indemnifiable Expenses (which written request shall include, in the case of a request for Interim Expenses, the written affirmation and undertaking of Indemnitee referred to in Section 5 hereof).

        59. PAYMENT OF INDEMNIFIABLE EXPENSES. Within fifteen (15) days after the determination pursuant to Section 5 that Indemnitee met the Standard of Conduct, the Corporation shall deliver to Indemnitee either (a) payment of such indemnification or (b) written notice by the Corporation that the Corporation has determined that the Indemnitee is not entitled to indemnification. If the Indemnitee has not received either the payment or the written determination from the Corporation within sixty (60) days after receipt by the Corporation of such written request, the Indemnitee may, but need not, at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall also be entitled to be paid for the expense (including attorneys' fees) of bringing such action.

        60. EFFECT OF CHANGES IN LAW OR CORPORATE DOCUMENTS. No changes in the Act and no amendment to the Corporation's Articles of Incorporation or Bylaws after the date hereof shall have the effect of limiting or eliminating the indemnification available under this Agreement. If, after the date of this Agreement, any change in any applicable law, statute, or rule expands the power of the Corporation to indemnify a Director, the Indemnitee's rights and the Corporation's obligations under this Agreement shall be expanded, without any action by Indemnitee or the Corporation, to include such change. If any change in any applicable law, statute, or rule narrows the right of the Corporation to indemnify a Director, such change, except to the extent otherwise required by law, shall have no effect on this Agreement or the parties' rights or obligations hereunder.

        61. INDEMNITEE'S OBLIGATIONS. The Indemnitee shall promptly advise the Corporation in writing of the institution of any Proceeding which is or may be subject to this Agreement, and shall keep the Corporation generally informed of and shall consult with the Corporation with respect to, the status of any such Proceeding. Notices to the Corporation shall be sent to: Transeastern Properties of South Florida, Inc.,7522 Wiles Road, Suite 203, Coral Springs, Florida 33067,
Attention: President (or such other address as the Corporation shall designate in writing to the Indemnitee). Notices shall be deemed received five (5) days after the date postmarked if sent by United States mail, postage prepaid and properly addressed. In the event of payment by the Corporation to the Indemnitee under this Agreement, the Indemnitee agrees that the Corporation shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, and the Indemnitee agrees to execute all papers required and to do everything necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights. In addition, Indemnitee agrees to give the Corporation such information and cooperation as the Corporation may reasonably require and as shall be within Indemnitee's power regarding any Proceeding which is or may be subject to this Agreement.

        62. SUCCESSORS. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs, and legal representatives of the parties hereto. 63. CONTRACT RIGHTS NOT EXCLUSIVE. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, the Articles of Incorporation or Bylaws of the Corporation, or any agreement, vote of stockholders or disinterested directors, or otherwise. The rights granted in this Agreement supersede any similar right granted under any previous written agreement between the Corporation and Indemnitee with respect to the subject matter hereof.

        64. AMENDMENT, MODIFICATION AND WAIVER. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

        65. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, irrespective of the choice of law provisions thereof.

        66. CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

        67. SEVERABILITY. Should any provision of this Agreement, or any clause hereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties. To the extent permitted by law, the parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

        68. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                       [SIGNATURES CONTINUED ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties have executed this Agreement as the day and year first written above.


                                            TRANSEASTERN PROPERTIES OF
                                            SOUTH FLORIDA, INC.


                                            By:_______________________________
                                            Title:____________________________

[CORPORATE SEAL]

Attest:

__________________________
_________________, Secretary

                                              ____________________________(SEAL)
                                              Philip Cucci

                                     Annex I
                                       to
                            Indemnification Agreement


                          FORM OF UNDERTAKING AGREEMENT

        This AGREEMENT is made on ___________________, between Transeastern Properties of South Florida, Inc., a Florida corporation (the "Corporation"), and PHILIP CUCCI, a member of the Board of Directors of the Corporation ("Indemnitee").

        WHEREAS, Indemnitee has become involved in investigations, claims, actions, suits, or proceedings which have arisen as a result of Indemnitee's service to the Corporation; and

        WHEREAS, Indemnitee desires that the Corporation pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits, or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

        WHEREAS, the Corporation is willing to make such payments but, in accordance with Section 607.0850 of the Florida Business Corporation Act (the "Act"), the Corporation may make such payments only if it receives an undertaking to repay from Indemnitee; and

        WHEREAS, Indemnitee is willing to give such an undertaking.

        NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

        1. Indemnitee affirms his good faith belief that he has met the Standard of Conduct necessary for indemnification as defined in Section 5(a) of the Indemnification Agreement between the Corporation and Indemnitee (the "Indemnification Agreement").

        2. In regard to any payments made by the Corporation to Indemnitee pursuant to the terms of the Indemnification Agreement or pursuant to Article ____ of the Bylaws of the Corporation, Indemnitee undertakes and agrees to repay to the Corporation any and all amounts so paid promptly and in any event within thirty (30) days after (a) any determination made pursuant to Section 5 of the Indemnification Agreement that the Indemnitee has not met the applicable Standard of Conduct defined therein or (b) any final determination that Indemnitee is not entitled to indemnification hereunder or pursuant to the Bylaws or pursuant to the Act.

        3. This Agreement shall not affect in any manner the rights which Indemnitee may have against the Corporation, any insurer or any other person to seek indemnification for or reimbursement of (a) any expenses referred to herein or (b) any judgment which may be rendered in any litigation or proceeding.



                                Annex I - Page 1

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                           TRANSEASTERN PROPERTIES OF
                                           SOUTH FLORIDA, INC.


                                           By:________________________________
                                           Title:_____________________________


                                           ________________________
                                           Philip Cucci

                                Annex I - Page 2